Exhibit B-4




                              ALLIANT ENERGY CORPORATION

                                OFFICER'S CERTIFICATE


                                , the             of Alliant Energy
               -----------------      -----------
          Corporation (the "Company"), pursuant to the authority granted in
          the Board Resolutions of the Company dated           ,      , and
                                                     ---------   ----
          Sections 201, 301 and 1501 of the Indenture defined herein, does
          hereby certify to                      (the "Trustee"), as
                            --------------------
          Trustee under the Indenture of the Company (For Unsecured Debt
          Securities) dated as of          ,      (the
                                  ---------  ----
          "Indenture") that:

          1.   The securities of the       series to be issued under the
                                     -----
               Indenture shall be designated "     % Series    Senior Notes
                                              -----         --

               due     " (the "Senior Notes of the       Series").
                   ----                            -----
               All capitalized terms used in this certificate which are not defined herein but are defined in the Indenture shall have the meanings set forth in the Indenture;

          2.   The Senior Notes of the       Series shall be limited in
                                       -----
               aggregate principal amount to $            at any time
                                              -----------
               Outstanding, except as contemplated in Section 301(b) of the Indenture;

          3.   The Senior Notes of the       Series shall mature and the
                                       -----
               principal shall be due and payable together with all accrued
               and unpaid interest thereon on          ,     ;
                                              ---------  ----

          4.   The Senior Notes of the       Series shall be issued in the
                                       -----
               denominations of $        [if different than the integral
                                  -----
               multiples of $      in excess thereof.
                             -----


          5.   The Senior Notes of the       Series shall bear interest at
                                       -----
               the rate of      % per annum payable semi-annually on
                          -----
                          and        of each year (each, an
               ---------      ------
               "Interest Payment Date").  Interest on the Senior Notes of
               the       Series will accrue from           ,     ,
                   -----                         ----------  ----
               but if interest has been paid on such Senior Notes of

               the       Series, then from the most recent Interest Payment
                   -----
               Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay), with the same force and effect as if made on such Interest Payment Date;

          6.   Each installment of interest on a Senior Note of the
                                                                    -----
               Series shall be payable to the Person in whose name such
               Senior Note of the       Series is registered at the
                                  -----
               close of business on the      day of the calendar month next
                                        ----
               preceding the corresponding Interest Payment Date (the "Regular Record Date") for the Senior Notes of the
                                                                  -----
               Series.  Any installment of interest on the Senior Notes of
               the        Series not punctually paid or duly provided for
                   ------
               shall forthwith cease to be payable to the Holders of such
               Senior Notes of the         Series on such Regular
                                   -------
               Record Date, and may be paid to the Persons in whose name
               such Senior Notes of the        Series are registered at the
                                        ------
               close of business on a Special Record Date to be fixed by the Trustee for the payment of such Defaulted Interest. Notice of such Defaulted Interest and Special Record Date shall be given to the Holders of such Senior Notes of the
                      Series not less than 10 days prior to such Special
               ------
               Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Senior Notes of the
                                                                    ------
               Series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture;

          7.   The principal and each installment of interest on the Senior
               Notes of the         Series shall be payable at, and
                            -------
               registration and registration of transfers and exchanges in
               respect of the Senior Notes of the        Series may be
                                                  ------
               effected at, the office or agency of the Company in [The City of New York]; provided that payment of interest may be made at the option of the Company by check mailed to the address of the persons entitled thereto. Notices and demands to or upon the Company in respect of the Senior
               Notes of the        Series may be served at the office or
                            ------
               agency of the Company in [The City of New York]. The Corporate Trust Office of the Trustee will initially be the agency of the Company for such payment, registration and registration of transfers and exchanges and service of notices and demands and the Company hereby appoints the Trustee as its agent for all such purposes; provided, however, that the Company reserves the right to change, by one or more Officer's Certificates, any such office or agency and such agent. The Trustee will be the Security Registrar and the Paying Agent for the Senior Notes of the
                       Series;
               -------

          8.   [Insert redemption provisions here];

          9.   [The Notes of    Series are issued in global form registered
                            ---
               in the name of Cede & Co. (as nominee for The Depository Trust Company ("DTC"), New York, New York), such Senior
               Notes of the          Series shall bear the depository
                            -------
               legend in substantially the form set forth in Exhibit A
               hereto.]  The Senior Notes of the        Series shall
                                                  -----
               contain restrictions on transfer, substantially as described in the form set forth in Exhibit A hereto. Each Senior Note
               of the       Series, whether in a global form or in a
                      -----
               certificated form, shall bear the non-registration legend and the registration rights legend in substantially the form set forth in such form, unless otherwise agreed by the Company, such agreement to be confirmed in writing to the Trustee. Nothing in the Indenture, the Senior Notes of the
                       Series or this certificate shall be construed to
               ------
               require the Company to register any Senior Notes of the

               ---
               Series under the Securities Act, unless otherwise expressly agreed by the Company, confirmed in writing to the Trustee, or to make any transfer of such Senior Notes of the
                                                                   -----
               Series in violation of applicable law.


          10.  [It is contemplated that beneficial interests in Senior
               Notes of the       Series owned
                            -----
               by qualified institutional buyers (as defined in Rule 144A under the Securities Act)("QIBs") or sold to QIBs in reliance upon Rule 144A under the Securities Act will be represented by a global certificate registered in the name of Cede & Co., as registered owner and as nominee for DTC; beneficial interests in Senior Notes of the
                         Series sold to foreign purchasers pursuant to
               --------
               Regulation S under the Securities

               Act will be evidenced by one or more separate global certificates (each the "Regulation S Global Certificate") and will be registered in the name of Cede & Co., as registered owner and as nominee for DTC for the accounts of Euroclear and Cedel Bank; prior to the 40th day after the date of initial issuance of the Senior Notes of the
                                                                   -----
               Series, beneficial interests in the Regulation S Global Certificate may be held only through Euroclear or Cedel
               Bank; Senior Notes of the       Series acquired by
                                         -----
               Institutional Accredited Investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) ("IAIs") and other eligible transferees, who are not QIBs and who are not foreign purchasers pursuant to Regulation S under the Securities Act, will be in certificated form. The Trustee, the Security Registrar and the Company will have no responsibility under the Indenture for transfers of beneficial interests in the Senior Notes of the
                                                               -----
               Series.]


               In connection with any transfer of Senior Notes of the
                                                                      ----
               Series, the Trustee, the Security Registrar and the Company shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates and other information (in the forms attached hereto as part of Exhibit A)) received from the Holders and any transferees of any Senior Notes of the

                      Series regarding the validity, legality and due
               -----
               authorization of any such transfer, the eligibility of the transferee to receive such Security and any other facts and circumstances related to such transfer;

          11. No service charge shall be made for the registration of transfer or exchange of the Senior Notes of the
                                                              -----
               Series; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with the exchange or transfer;

          12. If the Company shall make any deposit of money and/or Eligible Obligations with respect to any Senior Notes of the
                       Series, or any portion of the principal
               -------
               amount thereof, as contemplated by Section 701 of the Indenture, the Company shall not deliver an Officer's Certificate described in clause (z) in the first paragraph of said Section 701 unless the Company shall also deliver to the Trustee, together with such Officer's Certificate, either:

                    (A) an instrument wherein the Company, notwithstanding the satisfaction and discharge of its indebtedness in
               respect of the Senior Notes of the        Series, shall
                                                  ------
               assume the obligation (which shall be absolute and unconditional) to irrevocably deposit with the Trustee or Paying Agent such additional sums of money, if any, or additional Eligible Obligations (meeting the requirements of
               Section 701), if any, or any combination thereof, at such time or times, as shall be necessary, together with the money and/or Eligible Obligations theretofore so deposited, to pay when due the principal of and premium, if any, and interest due and to become due on such Senior Notes of the
                      Series or portions thereof, all in accordance with
               -----
               and subject to the provisions of said Section 701; provided, however, that such instrument may state that the obligation of the Company to make additional deposits as aforesaid shall be subject to the delivery to the Company by the Trustee of a notice asserting the deficiency accompanied by an opinion of an independent public accountant of nationally recognized standing, selected by the Trustee, showing the calculation thereof; or

                    (B) an Opinion of Counsel to the effect that, as a result of a change in law occurring after the date of this certificate, the Holders of such Senior Notes of the
                      Series, or portions of the principal amount thereof,
               -----
               will not recognize income, gain or loss for United States federal income tax purposes as a result of the satisfaction and discharge of the Company's indebtedness in respect thereof and will be subject to United States federal income tax on the same amounts, at the same times and in the same manner as if such satisfaction and discharge had not been effected.

          13.  The Senior Notes of the       Series shall have such other
                                       -----
               terms and provisions as are provided in the form set forth in Exhibit A hereto, and shall be issued in substantially
               such form; the Senior Notes of the        Series shall have
                                                  ------
               such other terms and provisions as are provided in the form set forth in Exhibit B hereto, and shall be issued in substantially such form.

          14. The undersigned has read all of the covenants and conditions contained in the Indenture relating to the issuance of the
               Senior Notes of the        Series and the definitions in
                                   ------
               the Indenture relating thereto and in respect of which this certificate is made;

          15. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein;

          16. In the opinion of the undersigned, he has made such examination or investigation as is necessary to enable him to express an informed opinion whether or not such covenants and conditions have been complied with; and

          17. In the opinion of the undersigned, such conditions and covenants and conditions precedent, if any (including any covenants compliance with which constitutes a condition precedent) to the authentication and delivery of the Senior
               Notes of the        Series requested in the accompanying
                            -----
               Company Order have been complied with.

               IN WITNESS WHEREOF, I have executed this Officer's
               Certificate this      day of        ,     .
                                ----        -------  ----


                                             ------------------------------
                                              Name:
                                              Title:

                                                                  EXHIBIT A





                                 [[depository legend]

               Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

                              [non-registration legend]


          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN (1) TO THE COMPANY, (2) IN A TRANSACTION ENTITLED TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, (3) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (4) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR (5) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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
          (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF
          RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF, OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF PARAGRAPH (o)(2) OF
          RULE 902 UNDER, REGULATION S UNDER THE SECURITIES ACT."

          NO.                                          CUSIP NO.
             ---------------                                     ----------



                            [FORM OF FACE OF SENIOR NOTE]


                              ALLIANT ENERGY CORPORATION

                            % SERIES   SENIOR NOTES DUE
                          --         -                  ----

               ALLIANT ENERGY CORPORATION, a corporation duly organized and existing under the laws of the State of Wisconsin (herein referred to as the "Company", which term includes any successor Person under the Indenture), for value received, hereby promises to pay to or registered assigns, the principal sum of
                                                      --------------------
          Dollars on           , and to pay interest on said principal sum
                     ----------
          semi-annually on           and        of each year (each an
                           ---------     ------
          Interest Payment Date) at the rate of    % per annum until the
                                               ---
          principal hereof is paid or made available for payment.  Interest
          on the Securities of this series will accrue from           , to
                                                            ----------
          the first Interest Payment Date, and thereafter will accrue from the last Interest Payment Date to which interest has been paid or duly provided for. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) with the same force and effect as if made on the Interest Payment Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such
          interest, which shall be the   th day of the calendar month
                                       --
          next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture referred to on the reverse hereof.

                    Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in [The City of New York, the State of New York] in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that, at the option of the Company, interest on this Security may be paid by check mailed to the address of the person entitled thereto, as such address shall appear on the Security Register.

                    Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                    Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                        ALLIANT ENERGY CORPORATION

                                        By:
                                            ------------------------------


          ATTEST:


          ----------------------------

                       [FORM OF CERTIFICATE OF AUTHENTICATION]

                            CERTIFICATE OF AUTHENTICATION

          Dated:

                    This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                            , as Trustee
                                        --------------------




                                        By:
                                           --------------------------------
                                                  Authorized Signatory

                           [FORM OF REVERSE OF SENIOR NOTE]


                    This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture (for Unsecured Debt Securities), dated as of
                                                       ---------------
          (herein, together with any amendments thereto, called the "Indenture", which term shall have the meaning assigned to it in
          such instrument), between the Company and                     ,
                                                    --------------------
          as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, including the Board Resolutions and Officer's Certificate filed with the Trustee on
                                                          ------- --------
          creating the series designated on the face hereof, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof,
          limited in aggregate principal amount to $           .
                                                    -----------

                    [REDEMPTION PROVISIONS WILL BE INSERTED HERE]

                    The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security upon compliance with certain conditions set forth in the Indenture.

                    If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                    As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in aggregate principal amount of Securities of all series at the time Outstanding in respect of which an Event of Default shall have occurred and be continuing a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                    No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                    The Securities of this series are issuable only in
          registered form without coupons in denominations of $       and
                                                               ------
          in integral multiples of $       in excess thereof.
                                    ------
          As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor and of authorized denominations, as requested by the Holder surrendering the same.

                    No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                    All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                              [CERTIFICATE OF TRANSFER]


                            % SERIES   SENIOR NOTES DUE
                         ---         -                  ----

               FOR VALUE RECEIVED, the undersigned sells, assigns and
                                    transfers unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
          [                      ]
                                      -------------------------------------
                                        Name and address of assignee must
                                        be printed or typewritten.


          -----------------------------------------------------------------
          the within Security of the Company and does hereby irrevocable constitute and appoint



          ----------------------------------------------------------------
          to transfer the said Security on the books of the within-named Company, with full power of substitution in the premises.

          The undersigned certifies that said Security is being resold, pledged or otherwise transferred as follows: (check one)

          [ ]  to the Company;

          [ ] to a Person whom the undersigned reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") purchasing for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or other transfer is being made in reliance on Rule 144A;

          [ ] in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act;

          [ ] to an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is acquiring this Security for investment purposes and not for distribution; (attach a copy of an Accredited Investor Certificate in the form annexed signed by an authorized officer of the transferee)

          [ ] as otherwise permitted by the non-registration legend appearing on this Security; or

          [ ] as otherwise agreed by the Company, confirmed in writing to the Trustee, as follows: [describe]


               -----------------------------------------------------------

               -----------------------------------------------------------



          Dated:
                -------------------------              --------------------

                      [FORM OF ACCREDITED INVESTOR CERTIFICATE]




          [Transferor Name and Address]



          Ladies and Gentlemen:

            In connection with our proposed purchase of   % Series   Senior
                                                       --         -
          Notes due      (the "Senior Notes") issued by Alliant Energy
                    ----
          Corporation ("Issuer"), we confirm that:


                    1. We have received a copy of the Offering Memorandum (the "Offering Memorandum") relating to the Senior Notes and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agree to the matters stated under the caption NOTICE TO INVESTORS in such Offering Memorandum, and the restrictions on duplication or circulation of, or disclosure relating to, such Offering Memorandum.

                    2. We understand that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth in the Indenture relating to Senior Notes (the "Indenture") and that any subsequent transfer of the Senior Notes is subject to certain restrictions and conditions set forth under NOTICE TO INVESTORS in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Senior Notes except in compliance with such restrictions and conditions and the Securities Act of 1933, as amended ("Securities Act").

                    3. We understand that the offer and sale of the Senior Notes have not been registered under the Securities Act, and that the Senior Notes may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we sell any Senior Notes, we will do so only (A) to the Company, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Senior Notes (substantially in the form of this letter) and, if such transfer is in respect of an aggregate principal amount of Senior Notes at the time of transfer of less than $100,000, an opinion of counsel acceptable to the Issuer that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Senior Notes from us a notice advising such purchaser that resales of the Senior Notes are restricted as stated herein.

                    4. We understand that, on any proposed resale of any Senior Notes, we will be required to furnish to the Trustee and Issuer such certifications, legal opinions and other information as the Trustee and Issuer may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Senior Notes purchased by us will bear a legend to the foregoing effect.

                    5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Senior Notes, and we and any accounts for which are acting are each able to bear the economic risk of our or its investment.

                    6. We are acquiring the Senior Notes purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

               You, the Issuer and the Trustee are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
                                             Very truly yours,


                                             By:
                                                --------------------
                                                Name:
                                                Title: